TAMARACK FUNDS TRUST

     Tamarack Institutional Prime Money Market Fund
Tamarack Institutional Tax-Free Money Market Fund
Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

Supplement dated March 24, 2009 to the Statement of Additional Information
for the Money Market Funds of the Tamarack Funds Trust dated January 28, 2009.

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective March 19, 2009, Erik R. Preus was appointed as the interim Chief Financial Officer of Tamarack Funds Trust. He retains his other trustee and officer roles within the Trust.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM – MM SAI SUPP 3/24/2009